APPRAISAL OF
CERTAIN OIL AND NATURAL GAS RESERVES
LOCATED IN TEXAS
AS OF MAY 1, 2007

PREPARED FOR
LEXARIA CORPORATION






Haas Petroleum
Engineering
Services, Inc.

APPRAISAL OF CERTAIN
OIL AND NATURAL GAS RESERVES
LOCATED IN TEXAS
AS OF MAY 1, 2007

PREPARED FOR
LEXARIA CORPORATION

Haas Petroleum Engineering Services, Inc.

Robert W. Haas, P.E.

Purvis J. Thrash Jr., P.E.
July 11, 2007

STATE OF TEXAS
ROBERT W. HAAS
46771
LICENSED
PROFESSIONAL ENGINEER

STATE OF TEXAS
PURVIS JAMES THRASH, JR.
97709
LICENSED
PROFESSIONAL ENGINEER

HAAS PETROLEUM ENGINEERING
SERVICES, INC.

2100 ROSS AVENUE
SUITE 1450
DALLAS, TEXAS 75201
PHONE (214) 754-7090
FAX (214) 754-7092

July 11, 2007

Mr. Chris Bunka
Lexaria Corporation
5774 Dead Pine Drive
Kelowna, BC VIP 1A3

Dear Mr. Bunka:

As requested, an estimate has been made of certain crude oil and natural gas reserves owned by Lexaria Corporation (hereinafter referred to as Lexaria) and located in the state of Texas. The total net reserves are defined as those crude oil, condensate, and natural gas reserves to the interests after deducting all royalties, overriding royalties and reversionary interests owned by outside parties that become effective upon payout of specified monetary balances. The proved reserve categories conform to the classifications defined by the Security and Exchange Commission as shown below:

> "Proved developed" reserves are those quantities of crude oil, condensate, and natural gas which can be expected to be recovered in future years through existing wells under existing economic and operating methods.
>
> "Proved developed producing" reserves are expected to be produced from existing completion interval(s) now open for production in existing wells.
>
> "Proved developed shut-in" reserves will be produced from existing completion interval(s) but are shut in, waiting on pipeline facilities.
>
> "Proved developed non-producing" reserves included shut-in and behind-pipe reserves. Shut-in reserves are expected to be recovered from completion intervals open at the time of the estimate, but which had not started producing. Behind-pipe reserves are expected to be produced through the existing wells in the predictable future, and the cost of placing these reserves on production should be relatively small compared to the cost of a new well.
>
> "Proved undeveloped" reserves are expected to be recovered from the new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage

are limited to those drilling units offsetting productive units, which are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of productive formation.

Haas Petroleum Engineering Services, Inc. (hereinafter referred to as HPESI) has examined a total of six (6) Proved Developed Producing properties, three (3) Proved Developed Non-Producing properties, and three (3) Proved Undeveloped properties. As of May 1, 2007, the net proved reserves for these properties were estimated as shown below. Also, utilizing economic analysis cash flows of predicted future performance for each well, it has been estimated that the production of these reserves will generate the following income to Lexaria.

SEC Reserve Category	Net Reserves as of May 1, 2007 Hydrocarbon Liquids (Bbl)	Net Reserves as of May 1, 2007 Natural Gas (Mcf)	Future Net Income, $	Present Worth of Future Net Income Discounted @ 10%/Annum,$
Proved Developed Producing	0	67,410	327,820	289,160
Proved Developed Non-producing	660	41,050	219,230	182,700
Proved Undeveloped	112,430	23,390	6,046,270	3,683,330
Total Proved	113,090	131,850	6,593,320	4,155,190

Pursuant to your instructions, the gas price used in this evaluation was the front month closing price at Henry Hub on April 30, 2007 less adjustments. Historical gas prices were indexed to the average spot price for each month of available accounting data. The average difference between the wellhead price and the spot price represents the adjustments for Btu content, shrinkage, marketing, and transportation. These adjustments were applied to the spot prices shown below:

Dates	Henry Hub Price $/MMBtu
2007	7.863
Thereafter	7.863
0% Escalation to Life	

Oil pricing was based on the NYMEX front month closing price on April 30, 2007 for Light Sweet Crude Oil delivered to Cushing, Oklahoma, less adjustments. To calculate these adjustments, historical liquid hydrocarbon prices were indexed to the average spot price for each

month of the available accounting data. The average difference between the wellhead price and the spot price represents an adjustment for gravity, BS&W, transportation and purchaser bonuses. This adjustment was then applied to the spot prices shown below:

Dates	NYMEX Light Sweet Crude Oil at Cushing Price $/Bbl
2007	65.71
Thereafter	65.71
0% Escalation to Life	

Future net income is after deducting estimated operating expenses, future development costs, severance taxes, and ad valorem taxes, but before Federal income taxes. Operating expenses represent field level operating costs and include administrative overhead. Operating and capital costs were not escalated.

Attached are summary tables of economic analysis of predicted future performance for each reserve category and in total. Other tables identify the properties appraised with summary reserves, and the economic factors applicable to each.

All oil reserves are expressed in United States barrels of 42 gallons, and natural gas reserves are expressed in thousand standard cubic feet (Mcf) at the contractual pressure and temperature bases.

All information pertaining to the character of ownership of Lexaria in the properties appraised has been accepted as represented. It was not considered necessary to make a field examination of the appraised properties. Data used in performing this appraisal were obtained from the operators, public sources and our own files. Supporting work papers pertinent to the appraisal are retained in our files and are available to you or designated parties at your convenience.

It was beyond the scope of this HPESI report to evaluate the potential environmental liability costs from the operation and abandonment of these properties. In addition, no evaluation was made to determine the degree of operator compliance with current environmental rules, regulations and reporting requirements. Therefore, no estimate of the potential economic liability, if any, from environmental concerns is included in the forecasts presented herein. The salvage values were considered to be equal to the plugging and abandonment expenses in this report.

The proved reserves presented in this report are estimates only and should not be construed as being exact quantities. They may or may not be actually recovered, and, if recovered, the revenues therefrom and the actual costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the product

prices and the costs incurred in recovering these reserves may vary from the price and cost assumptions in this report. In any case, quantities of proved reserves may increase or decrease as a result of future operations.

Respectfully submitted,

Haas Petroleum Engineering Services, Inc.

Robert W. Haas, P. E.

Purvis J. Thrash, Jr. P.E.

RWH/PJT: arm
Attachments

LEXARIA CORPORATION

LIST OF ECONOMIC TABLES

Table No.

Cash Flow Summaries

ECONOMIC SUMMARY PROJECTION

Proved Rsv Class

TABLE 1

Project Name : Reserve Report
Partner : Lexaria Corp - SEC Wells
Case Type : REPORT BREAK TOTAL CASE
Archive Set :

As Of Date : 5/1/2007
Discount Rate (%) : 10.00
All Cases

HAAS PETROLEUM ENGINEERING
SERVICES, INC.

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **108.27**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)	Total Revenue (M$)
2007	27.72	199.52	3.88	28.51	62.71	7.22	243.22	205.99	0.00	449.21
2008	107.10	287.26	15.25	40.45	62.71	7.20	956.23	291.22	0.00	1,247.45
2009	94.80	209.79	13.48	29.55	62.71	7.20	845.58	212.85	0.00	1,058.43
2010	82.42	136.47	11.73	18.22	62.71	7.20	735.56	131.24	0.00	866.81
2011	70.82	42.55	10.10	5.62	62.71	7.19	633.19	40.38	0.00	673.57
2012	62.08	10.88	8.85	1.55	62.71	7.08	555.06	10.97	0.00	566.03
2013	54.12	9.31	7.72	1.33	62.71	7.08	483.90	9.39	0.00	493.29
2014	47.32	7.99	6.75	1.14	62.71	7.08	423.10	8.06	0.00	431.16
2015	41.37	6.86	5.90	0.98	62.71	7.08	369.95	6.91	0.00	376.86
2016	36.27	5.90	5.17	0.84	62.71	7.08	324.29	5.95	0.00	330.24
2017	31.62	5.05	4.51	0.72	62.71	7.08	282.72	5.09	0.00	287.81
2018	27.65	4.33	3.94	0.62	62.71	7.08	247.20	4.37	0.00	251.57
2019	24.17	3.72	3.45	0.53	62.71	7.08	216.14	3.75	0.00	219.89
2020	21.19	3.20	3.02	0.46	62.71	7.08	189.47	3.23	0.00	192.70
2021	18.47	2.74	2.63	0.39	62.71	7.08	165.18	2.76	0.00	167.94
Sub	747.11	935.57	106.38	130.89	62.71	7.20	6,670.81	942.16	0.00	7,612.97
Rem	47.05	6.71	6.72	0.96	62.71	7.08	421.15	6.77	0.00	427.92
Total	**794.17**	**942.27**	**113.09**	**131.85**	**62.71**	**7.20**	**7,091.96**	**948.93**	**0.00**	**8,040.89**
Ult	**794.17**	**1,050.54**								

Year	Gross Completion No.	Net Tax Severance (M$)	Net Tax AdValorem (M$)	Net Oper. Expenses (M$)	Net Oper. Revenue (M$)	Net Investment (M$)	Net BFIT Income (M$)	Net Cum Income (M$)	Cum Disc. Cash Flow (M$)
2007	12	26.95	0.00	42.36	379.90	243.70	136.20	136.20	127.12
2008	11	74.85	0.00	89.33	1,083.27	0.00	1,083.27	1,219.46	1,097.58
2009	11	63.51	0.00	83.90	911.03	0.00	911.03	2,130.49	1,839.36
2010	10	52.01	0.00	68.83	745.97	0.00	745.97	2,876.46	2,392.10
2011	7	40.41	0.00	43.16	590.00	0.00	590.00	3,466.45	2,789.26
2012	3	33.96	0.00	29.41	502.65	0.00	502.65	3,969.10	3,096.73
2013	3	29.60	0.00	29.41	434.28	0.00	434.28	4,403.38	3,338.21
2014	3	25.87	0.00	29.41	375.88	0.00	375.88	4,779.26	3,528.24
2015	3	22.61	0.00	29.41	324.84	0.00	324.84	5,104.10	3,677.54
2016	3	19.81	0.00	29.41	281.02	0.00	281.02	5,385.12	3,794.95
2017	3	17.27	0.00	29.41	241.13	0.00	241.13	5,626.25	3,886.54
2018	3	15.09	0.00	29.41	207.06	0.00	207.06	5,833.32	3,958.04
2019	3	13.19	0.00	29.41	177.29	0.00	177.29	6,010.60	4,013.70
2020	3	11.56	0.00	29.41	151.72	0.00	151.72	6,162.33	4,057.00
2021	3	10.08	0.00	29.41	128.45	0.00	128.45	6,290.78	4,090.33
Sub		456.78	0.00	621.71	6,534.48	243.70	6,290.78	6,290.78	4,090.33
Rem.		25.68	0.00	99.71	302.54	0.00	302.54	302.54	64.86
Total		**482.45**	**0.00**	**721.42**	**6,837.02**	**243.70**	**6,593.32**	**6,593.32**	**4,155.19**

Present Worth Profile (M$)

PW 5.00% :	5,118.81
PW 8.00% :	4,496.23
PW 10.00% :	4,155.19
PW 12.00% :	3,860.36
PW 15.00% :	3,487.02
PW 20.00% :	3,000.68

ECONOMIC SUMMARY PROJECTION

Project Name : Reserve Report
Partner : Lexaria Corp - SEC Wells
Case Type : REPORT BREAK TOTAL CASE
Archive Set :

As Of Date : 5/1/2007
Discount Rate (%) : 10.00
All Cases

Proved Rsv Class
Producing Rsv Category

TABLE 2

HAAS PETROLEUM ENGINEERING
SERVICES, INC.

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **108.27**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)	Total Revenue (M$)
2007	0.00	130.43	0.00	19.43	0.00	7.29	0.00	141.69	0.00	141.69
2008	0.00	144.63	0.00	21.78	0.00	7.30	0.00	159.06	0.00	159.06
2009	0.00	99.08	0.00	15.17	0.00	7.32	0.00	111.13	0.00	111.13
2010	0.00	57.28	0.00	7.90	0.00	7.37	0.00	58.23	0.00	58.23
2011	0.00	24.55	0.00	3.13	0.00	7.28	0.00	22.79	0.00	22.79
Sub	0.00	455.97	0.00	67.41	0.00	7.31	0.00	492.89	0.00	492.89
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**455.97**	**0.00**	**67.41**	**0.00**	**7.31**	**0.00**	**492.89**	**0.00**	**492.89**
Ult	**0.00**	**564.24**								

Year	Gross Completion No.	Net Tax Severance (M$)	Net Tax AdValorem (M$)	Net Oper. Expenses (M$)	Net Oper. Revenue (M$)	Net Investment (M$)	Net BFIT Income (M$)	Net Cum Income (M$)	Cum Disc. Cash Flow (M$)
2007	6	8.50	0.00	27.85	105.34	0.00	105.34	105.34	102.20
2008	5	9.54	0.00	39.72	109.79	0.00	109.79	215.13	200.75
2009	5	6.67	0.00	34.29	70.17	0.00	70.17	285.30	258.00
2010	4	3.49	0.00	21.64	33.10	0.00	33.10	318.40	282.75
2011	2	1.37	0.00	12.00	9.42	0.00	9.42	327.82	289.16
Sub		29.57	0.00	135.50	327.82	0.00	327.82	327.82	289.16
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**29.57**	**0.00**	**135.50**	**327.82**	**0.00**	**327.82**	**327.82**	**289.16**

Present Worth Profile (M$)

PW 5.00% :	307.07
PW 8.00% :	296.02
PW 10.00% :	289.16
PW 12.00% :	282.67
PW 15.00% :	273.56
PW 20.00% :	259.87

ECONOMIC SUMMARY PROJECTION

Project Name : Reserve Report
Partner : Lexaria Corp - SEC Wells
Case Type : REPORT BREAK TOTAL CASE
Archive Set :

As Of Date : 5/1/2007
Discount Rate (%) : 10.00
All Cases

Proved Rsv Class
Non-Producing Rsv Category

TABLE 3

HAAS PETROLEUM ENGINEERING
SERVICES, INC.

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)	Total Revenue (M$)
2007	0.22	47.58	0.03	6.07	62.71	7.08	1.75	42.93	0.00	44.68
2008	1.35	111.05	0.17	14.16	62.71	7.08	10.83	100.20	0.00	111.03
2009	2.17	93.55	0.28	11.93	62.71	7.08	17.35	84.41	0.00	101.76
2010	1.42	64.46	0.18	8.22	62.71	7.08	11.39	58.16	0.00	69.55
2011	0.00	5.36	0.00	0.68	0.00	7.08	0.00	4.84	0.00	4.84
Sub	5.17	322.00	0.66	41.05	62.71	7.08	41.32	290.53	0.00	331.85
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**5.17**	**322.00**	**0.66**	**41.05**	**62.71**	**7.08**	**41.32**	**290.53**	**0.00**	**331.85**
Ult	**5.17**	**322.00**								

Year	Gross Completion No.	Net Tax Severance (M$)	Net Tax AdValorem (M$)	Net Oper. Expenses (M$)	Net Oper. Revenue (M$)	Net Investment (M$)	Net BFIT Income (M$)	Net Cum Income (M$)	Cum Disc. Cash Flow (M$)
2007	3	2.68	0.00	7.29	34.71	25.50	9.21	9.21	8.39
2008	3	6.66	0.00	20.20	84.17	0.00	84.17	93.38	83.74
2009	3	6.11	0.00	20.20	75.46	0.00	75.46	168.84	145.15
2010	3	4.17	0.00	17.78	47.59	0.00	47.59	216.43	180.74
2011	2	0.29	0.00	1.75	2.80	0.00	2.80	219.23	182.70
Sub		19.91	0.00	67.21	244.73	25.50	219.23	219.23	182.70
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**19.91**	**0.00**	**67.21**	**244.73**	**25.50**	**219.23**	**219.23**	**182.70**

Present Worth Profile (M$)

PW 5.00% :	199.55
PW 8.00% :	189.14
PW 10.00% :	182.70
PW 12.00% :	176.63
PW 15.00% :	168.15
PW 20.00% :	155.48

ECONOMIC SUMMARY PROJECTION

Project Name : Reserve Report
Partner : Lexaria Corp - SEC Wells
Case Type : REPORT BREAK TOTAL CASE
Archive Set :

As Of Date : 5/1/2007
Discount Rate (%) : 10.00
All Cases

Proved Rsv Class
Undeveloped Rsv Category

TABLE 4

HAAS PETROLEUM ENGINEERING SERVICES, INC.

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)	Total Revenue (M$)
2007	27.50	21.52	3.85	3.02	62.71	7.08	241.46	21.37	0.00	262.84
2008	105.75	31.58	15.08	4.52	62.71	7.08	945.40	31.96	0.00	977.36
2009	92.63	17.17	13.21	2.45	62.71	7.08	828.24	17.31	0.00	845.55
2010	80.99	14.73	11.55	2.10	62.71	7.08	724.18	14.86	0.00	739.03
2011	70.82	12.64	10.10	1.80	62.71	7.08	633.19	12.75	0.00	645.94
2012	62.08	10.88	8.85	1.55	62.71	7.08	555.06	10.97	0.00	566.03
2013	54.12	9.31	7.72	1.33	62.71	7.08	483.90	9.39	0.00	493.29
2014	47.32	7.99	6.75	1.14	62.71	7.08	423.10	8.06	0.00	431.16
2015	41.37	6.86	5.90	0.98	62.71	7.08	369.95	6.91	0.00	376.86
2016	36.27	5.90	5.17	0.84	62.71	7.08	324.29	5.95	0.00	330.24
2017	31.62	5.05	4.51	0.72	62.71	7.08	282.72	5.09	0.00	287.81
2018	27.65	4.33	3.94	0.62	62.71	7.08	247.20	4.37	0.00	251.57
2019	24.17	3.72	3.45	0.53	62.71	7.08	216.14	3.75	0.00	219.89
2020	21.19	3.20	3.02	0.46	62.71	7.08	189.47	3.23	0.00	192.70
2021	18.47	2.74	2.63	0.39	62.71	7.08	165.18	2.76	0.00	167.94
Sub	741.95	157.60	105.72	22.43	62.71	7.08	6,629.49	158.73	0.00	6,788.22
Rem	47.05	6.71	6.72	0.96	62.71	7.08	421.15	6.77	0.00	427.92
Total	**789.00**	**164.30**	**112.43**	**23.39**	**62.71**	**7.08**	**7,050.64**	**165.50**	**0.00**	**7,216.14**
Ult	**789.00**	**164.30**								

Year	Gross Completion No.	Net Tax Severance (M$)	Net Tax AdValorem (M$)	Net Oper. Expenses (M$)	Net Oper. Revenue (M$)	Net Investment (M$)	Net BFIT Income (M$)	Net Cum Income (M$)	Cum Disc. Cash Flow (M$)
2007	3	15.77	0.00	7.22	239.85	218.20	21.65	21.65	16.53
2008	3	58.64	0.00	29.41	889.30	0.00	889.30	910.95	813.09
2009	3	50.73	0.00	29.41	765.40	0.00	765.40	1,676.35	1,436.21
2010	3	44.34	0.00	29.41	665.28	0.00	665.28	2,341.63	1,928.61
2011	3	38.76	0.00	29.41	577.77	0.00	577.77	2,919.41	2,317.40
2012	3	33.96	0.00	29.41	502.65	0.00	502.65	3,422.06	2,624.87
2013	3	29.60	0.00	29.41	434.28	0.00	434.28	3,856.34	2,866.36
2014	3	25.87	0.00	29.41	375.88	0.00	375.88	4,232.22	3,056.38
2015	3	22.61	0.00	29.41	324.84	0.00	324.84	4,557.05	3,205.68
2016	3	19.81	0.00	29.41	281.02	0.00	281.02	4,838.07	3,323.10
2017	3	17.27	0.00	29.41	241.13	0.00	241.13	5,079.20	3,414.68
2018	3	15.09	0.00	29.41	207.06	0.00	207.06	5,286.27	3,486.18
2019	3	13.19	0.00	29.41	177.29	0.00	177.29	5,463.56	3,541.84
2020	3	11.56	0.00	29.41	151.72	0.00	151.72	5,615.28	3,585.14
2021	3	10.08	0.00	29.41	128.45	0.00	128.45	5,743.73	3,618.47
Sub		407.29	0.00	418.99	5,961.93	218.20	5,743.73	5,743.73	3,618.47
Rem.		25.68	0.00	99.71	302.54	0.00	302.54	302.54	64.86
Total		**432.97**	**0.00**	**518.70**	**6,264.47**	**218.20**	**6,046.27**	**6,046.27**	**3,683.33**

Present Worth Profile (M$)

PW 5.00% :	4,612.19
PW 8.00% :	4,011.08
PW 10.00% :	3,683.33
PW 12.00% :	3,401.07
PW 15.00% :	3,045.31
PW 20.00% :	2,585.32

Tabular Summaries

Economic One-Liners

TABLE 5

Project Name : **Reserve Report**

Ownership Group : Lexaria Corp - SEC Wells

As of Date: 5/1/2007

HAAS PETROLEUM ENGINEERING SERVICES, INC.

Lease Name	Reserve Category	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. 10% (M$)	Life (years)
Proved Rsv Class											
Producing Rsv Category											
CMR USA 39-14 #1 PDP	P-DP	0.00	19.78	0.00	139.97	0.00	45.69	0.00	94.28	84.29	2.95
PP F # 29 - Init Comp - PDP	P-DP	0.00	5.88	0.00	41.63	0.00	15.02	0.00	26.61	25.12	1.87
PP F # 39 PDP	P-DP	0.00	13.73	0.00	107.55	0.00	27.21	0.00	80.35	71.20	3.33
PP F # 40 PDP	P-DP	0.00	0.27	0.00	1.99	0.00	1.48	0.00	0.51	0.51	0.17
PP F # 42 PDP	P-DP	0.00	13.70	0.00	91.35	0.00	33.93	0.00	57.41	49.27	4.48
PP F #118 PDP	P-DP	0.00	14.04	0.00	110.40	0.00	41.75	0.00	68.65	58.78	4.57
	Total	**0.00**	**67.41**	**0.00**	**492.89**	**0.00**	**165.08**	**0.00**	**327.82**	**289.16**	**4.57**
Proved Rsv Class											
Non-Producing Rsv Category											
Faust #1 (TEC F1) PDNP	P-NP	0.00	9.31	0.00	65.87	0.00	25.67	8.50	31.70	26.19	3.73
PP F # 4 PDNP (Awaiting Pipeline)	P-NP	0.00	14.41	0.00	101.96	0.00	30.47	8.50	62.99	51.48	3.88
PP F # 6B PDNP (Awaiting Pipeline)	P-NP	0.66	17.34	41.32	122.71	0.00	30.99	8.50	124.54	105.03	3.32
	Total	**0.66**	**41.05**	**41.32**	**290.53**	**0.00**	**87.12**	**25.50**	**219.23**	**182.70**	**3.88**
Proved Rsv Class											
Undeveloped Rsv Category											
PP F # 12 - PUD Offset #1	P-UD	39.45	7.86	2,473.91	55.62	0.00	333.76	83.60	2,112.17	1,284.24	18.06
PP F # 12 - PUD Offset #2	P-UD	39.45	8.39	2,473.91	59.39	0.00	334.00	83.60	2,115.70	1,276.69	18.15
PP F # 12 PUD (Awaiting Completion)	P-UD	33.53	7.13	2,102.82	50.48	0.00	283.91	51.00	1,818.40	1,122.41	17.98
	Total	**112.43**	**23.39**	**7,050.64**	**165.50**	**0.00**	**951.67**	**218.20**	**6,046.27**	**3,683.33**	**18.15**
Proved Rsv Class	**Total**	**113.09**	**131.85**	**7,091.96**	**948.93**	**0.00**	**1,203.87**	**243.70**	**6,593.32**	**4,155.19**	**18.15**

Gross Ultimates, Interests, & Prices

GROSS ULTIMATE RESERVES, CUMULATIVE PRODUCTION
AND BASIC ECONOMIC DATA

TABLE 6

SEC CASE
As of : 5/1/2007

LEASE NAME	RES CAT	GROSS ULTIMATE Mbbl	GROSS ULTIMATE MMcf	CUM OIL Mbbl	CUM GAS MMcf	EXPENSE INITIAL DECIMAL	INTEREST FINAL DECIMAL	REVENUE INITIAL DECIMAL	INTEREST FINAL DECIMAL	OIL PRC INITIAL $/bbl	GAS PRC INITIAL $/Mcf	TOTAL OP COST INITIAL $/MO
Proved Rsv Class												
Producing Rsv Category												
CMR USA 39-14 #1 PDP	P-DP	0.00	97.45	0.00	15.03	0.3200000	0.3200000	0.2400000	0.2400000	62.71	7.08	3,300
PP F # 29 - Init Comp - PDP	P-DP	0.00	52.25	0.00	6.11	0.1700000	0.1700000	0.1275000	0.1275000	62.71	7.08	3,300
PP F # 39 PDP	P-DP	0.00	134.03	0.00	26.31	0.1700000	0.1700000	0.1275000	0.1275000	62.71	7.83	3,066
PP F # 40 PDP	P-DP	0.00	15.49	0.00	13.36	0.1700000	0.1700000	0.1275000	0.1275000	62.71	7.32	4,041
PP F # 42 PDP	P-DP	0.00	130.01	0.00	22.56	0.1700000	0.1700000	0.1275000	0.1275000	62.71	6.67	3,124
PP F #118 PDP	P-DP	0.00	135.02	0.00	24.90	0.1700000	0.1700000	0.1275000	0.1275000	62.71	7.86	3,771
		0.00	**564.24**	**0.00**	**108.27**							
Proved Rsv Class												
Non-Producing Rsv Category												
Faust #1 (TEC F1) PDNP	P-NP	0.00	73.00	0.00	0.00	0.1700000	0.1700000	0.1275000	0.1275000	62.71	7.08	0
PP F # 4 PDNP (Awaiting Pipeline)	P-NP	0.00	113.00	0.00	0.00	0.1700000	0.1700000	0.1275000	0.1275000	62.71	7.08	0
PP F # 6B PDNP (Awaiting Pipeline)	P-NP	5.17	136.00	0.00	0.00	0.1700000	0.1700000	0.1275000	0.1275000	62.71	7.08	0
		5.17	**322.00**	**0.00**	**0.00**							
Proved Rsv Class												
Undeveloped Rsv Category												
PP F # 12 - PUD Offset #1	P-UD	263.00	52.40	0.00	0.00	0.2000000	0.2000000	0.1500000	0.1500000	62.71	7.08	0
PP F # 12 - PUD Offset #2	P-UD	263.00	55.95	0.00	0.00	0.2000000	0.2000000	0.1500000	0.1500000	62.71	7.08	0
PP F # 12 PUD (Awaiting Completion)	P-UD	263.00	55.95	0.00	0.00	0.1700000	0.1700000	0.1275000	0.1275000	62.71	7.08	0
		789.00	**164.30**	**0.00**	**0.00**							
Proved Rsv Class		**794.17**	**1,050.54**	**0.00**	**108.27**							

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